                                                                   EXHIBIT 10.4

                                FIRST AMENDMENT
                                      TO
                         ATS FACILITY B LOAN AGREEMENT


     THIS FIRST AMENDMENT TO ATS FACILITY B LOAN AGREEMENT (this "Amendment"),
                                                                  ---------
dated as of the 30th day of October, 1998 (the "Amendment Date"), by and among
                                                --------------
AMERICAN TOWER SYSTEMS, L.P., a Delaware limited partnership, and AMERICAN TOWERS, INC. (formerly known as American Tower Systems (Delaware), Inc.), a Delaware corporation (collectively, the "Borrower"), the FINANCIAL INSTITUTIONS
                                         --------
SIGNATORY HERETO and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent") for the Banks (as defined in the Loan Agreement
      --------------------
defined below);


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to that certain ATS Facility B Loan Agreement dated as of June 16, 1998 (as amended, modified, supplemented and restated from time to time, the
"Loan Agreement"); and
----------------

     WHEREAS, the Borrower has informed the Administrative Agent that it would like to make investments (a) in entities with whom it has not signed an acquisition agreement and (b) using assets, neither of which is currently permitted under Section 7.6, Investments and Acquisitions, of the Loan
                             ----------------------------
Agreement; and WHEREAS, the Borrower has requested that the Banks amend the Loan Agreement to permit such investments; and

     WHEREAS, the Borrower and the Banks have agreed to amend the Loan Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

     1.    Amendments to Article 7.
           -----------------------

     (a)   Section 7.6 of the Loan Agreement, Investments and Acquisitions, is
                                              ----------------------------
hereby amended by deleting subsection (b) thereof in its entirety and by substituting the following in lieu thereof:

           "(b) so long as no Default then exists or would be caused thereby, establish Unrestricted Subsidiaries and make Investments in such Unrestricted Subsidiaries using (i) cash or, (ii)(A) that certain tower located in Newton, Massachusetts (acquired from Intracoastal Broadcasting, Inc.) and (B) with the consent of the Majority Banks, other assets, which, in the aggregate for clauses (i) and (ii) hereof do not exceed, at any time, (x) the sum of (i) $50,000,000 and (ii) equity proceeds (which may be retained by the Borrowers under Section 2.7 hereof) not used to pay the Separation Obligations or to make Investments permitted under Sections 7.6(c) and (d) hereof, minus (y) the aggregate value of the assets invested
                            -----
     (valuing such assets at the time of investment as may be agreed to by the Administrative Agent), if any, in such Unrestricted Subsidiaries."

     (b)   Section 7.6 of the Loan Agreement, Investments and Acquisitions, is
                                              ----------------------------
hereby further amended by deleting subsection (d) thereof in its entirety and by substituting the following in lieu thereof:

           "(d) so long as no Default then exists or would be caused thereby and subject to compliance with Section 5.13 hereof, make Investments in communications sites and in related companies and related businesses using cash in an aggregate amount not to exceed, at any time, the sum of (A) $25,000,000 and (B) equity proceeds (which may be retained by the Borrowers under Section 2.7 hereof) not used to pay the Separation Obligations or to make Investments permitted under Sections 7.6(b) and (c); provided,
                                                               --------
     however, that no more than $30,000,000 may be invested hereunder  in the
     -------
     aggregate in any Persons with whom the Parent, either Borrower or any of their Subsidiaries has not executed a binding acquisition or merger agreement;"

     2.    Miscellaneous Amendments.
           ------------------------

     (a)   Article 1 of the Loan Agreement, Defined Terms is hereby amended as
                                       -------------
follows:
           (1)  The term "Facility A Capital Raise Proceeds" is hereby amended
                          ---------------------------------
by inserting the phrase "together with all proceeds of the equity offering by the Parent prior to July 31, 1998," in part (2) of the proviso in section (a)(i) of such definition immediately following the words "to pay the fees and other costs and expenses associated with the Interim Financing,".

           (2)  The term "Loan Documents" is hereby amended by inserting the
                         ---------------
phrase "or any of their affiliates," immediately following the words "all Interest Rate Hedge Agreements between either Borrower, on the one hand, and the Administrative Agent and the Banks,".

     (b)  Article 2 of the Loan Agreement, Loans, is hereby amended by
                                           -----
inserting in part (iv) of Section 2.2(e), Manner of Borrowing and Disbursement:
                                          -------------------------------------
Disbursement, the phrase "or 'Required Lenders'" immediately following the
------------
words "shall not be counted as outstanding for purposes of determining "'Majority Banks'".

     3.    No Other Amendment or Waiver.  Except for the amendments set
           ----------------------------
forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendment agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent and the Banks at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Banks or the Majority Banks to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     4.    Loan Documents.  This document shall be deemed to be a Loan
           --------------
Document for all purposes under the Loan Agreement and the other Loan Documents.

     5.    Counterparts.  This Amendment may be executed in any number of
           ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     6.    Governing Law.  This Amendment shall be construed in accordance
           -------------
with and governed by the laws of the State of New York.

     7.    Severability.  Any provision of this Amendment which is prohibited
           ------------
or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWERS:               AMERICAN TOWER SYSTEMS, L.P.

                         By ATSC GP, INC., its General Partner


                         By:
                            -------------------------------

                              Title:
                                    -----------------------

                         AMERICAN TOWER SYSTEMS (DELAWARE), INC.


                         By:
                            -------------------------------

                              Title:
                                    -----------------------

ADMINISTRATIVE AGENT
AND BANKS:               TORONTO DOMINION (TEXAS), INC., as Administrative Agent
                         for itself and the Banks and as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------

                         BANK OF MONTREAL, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         THE BANK OF NEW YORK, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------
                         THE BANK OF NOVA SCOTIA, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------

                         BANKBOSTON, N.A., as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         BANKERS TRUST COMPANY, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------

                         BARCLAYS BANK, PLC, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         THE CHASE MANHATTAN BANK, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         CITY NATIONAL BANK, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         COBANK, ACB, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------

                         CREDIT LYONNAIS NEW YORK BRANCH, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         CREDIT SUISSE FIRST BOSTON, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------

                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         CRESTAR BANK, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------

                         DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------

                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         FIRST NATIONAL BANK OF MARYLAND, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         FLEET NATIONAL BANK, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         GENERAL ELECTRIC CAPITAL CORPORATION, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------

                         THE HOWARD BANK, N.A., as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         KEY CORPORATE CAPITAL INC., as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         LEHMAN COMMERCIAL PAPER INC., as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         THE LONG-TERM CREDIT BANK OF JAPAN, LTD., NEW YORK BRANCH, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         MELLON BANK, N.A., as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------

                         MERCANTILE BANK NATIONAL ASSOCIATION, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         MORGAN STANLEY SENIOR FUNDING, INC., as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         NATIONAL BANK OF CANADA, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------

                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         PNC BANK, NATIONAL ASSOCIATION, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------

                         SOCIETE GENERALE, NEW YORK BRANCH, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         STATE STREET BANK AND TRUST COMPANY, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------

                         UNION BANK OF CALIFORNIA, N.A., as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------


                         US TRUST, as a Bank


                         By:
                            -------------------------------

                              Title:
                                    -----------------------